CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 17, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                                AXM Pharma, Inc.
             (Exact name of registrant as specified in its charter)

         Nevada                        xxx-xxxxx               20-0745214
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)

                      7251 West Lake Mead Blvd., Suite 300
                               Las Vegas, NV 89128
               (Address of principal executive offices (zip code))

                                 (702) 562-4155
              (Registrant's telephone number, including area code)



ITEM  4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 13, 2004 as the Company's independent auditors. Malone & Bailey's report dated March 11, 2004, except for Note 11, which is as of March 24, 2004 on the Company's consolidated balance sheet of AXM Pharma, Inc. as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. The Company has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 13, 2004 is filed as Exhibit 16 to this Form 8-K. Bateman & Co., Inc. was engaged on August 13, 2004 as the Company's principal accountant to audit the financial statements of the Company. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither the Company nor anyone on its behalf consulted with Bateman & Co., Inc. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Bateman & Co., Inc. provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Company's former accountant.

The Company has requested Bateman and Co., Inc. review the disclosure in this report on Form 8-K and provided Bateman & Co., Inc. the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which Bateman & Co., Inc. does not agree with the statements made by the Company in this report. Bateman & Co., Inc. has advised the Company that no such letter need be issued.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

16.1  Letter  from  Malone  &  Bailey,   PLLC  regarding  change  in  certifying
accountant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AXM Pharma, Inc.


By:      /s/ Peter W. Cunningham
         --------------------------
             Peter W. Cunningham
             Chief Executive Office


Dated:  August 17, 2004

Exhibit 16.1



August 17, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      AXM Pharma, Inc.
         Commission File Number: xxx-xxxxx

We have read the statements that we understand AXM Pharma, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.


Very truly yours,

/s/ Malone & Bailey, PLLC
-------------------------
    Malone & Bailey, PLLC